AAM/Bahl & Gaynor Income Growth Fund
Class A (Ticker Symbol: AFNAX)
Class C (Ticker Symbol: AFYCX)
Class T (Ticker Symbol: AFNTX)
Class I (Ticker Symbol: AFNIX)

A series of Investment Managers Series Trust

Supplement dated April 1, 2017, to the
Prospectus and Summary Prospectus both dated April 1, 2017.

Important Notice Regarding a Change in Investment Objective for the AAM/Bahl & Gaynor Income Growth Fund (the “Fund”)

Effective June 3, 2017, the Fund’s investment objective will change. The Fund’s Current Objective and New Objective are listed below. Accordingly, prior to June 3, 2017, all references in the prospectus and the summary prospectus to the Fund’s investment objective should be to the Current Objective, and thereafter to the New Objective.

Investment Objective Effective through June 2, 2017 (“Current Objective”):
The investment objectives of the AAM/Bahl & Gaynor Income Growth Fund are primarily current and growing income and secondarily long-term capital appreciation.

Investment Objective Effective June 3, 2017 (“New Objective”):
The investment objectives of the AAM/Bahl & Gaynor Income Growth Fund are primarily current and growing income, secondarily downside protection and thirdly long-term capital appreciation.

Please retain this Supplement with your records.